Exhibit 99.1

For Immediate Release

Contacts:	Linda H. Simmons	Marie T. van Luling
	Chief Financial Officer	Director, Corporate Communications
	(401) 456-5015 Ext. 1652	(401) 456-5015 Ext. 1584

BANCORP RHODE ISLAND, INC. ANNOUNCES SECOND QUARTER

EARNINGS OF $ 2.0 MILLION

COMMERCIAL GROWTH JUMPS

PROVIDENCE, R.I.—July 18, 2006--Bancorp Rhode Island, Inc. (NASDAQ: BARI), the parent company of Bank Rhode Island, today announced earnings for the second quarter of 2006 were $2.0 million, as compared to $2.5 million earned in the second quarter of last year. The company's diluted earnings per share (EPS) were $0.41 for the second quarter of 2006, down from $0.52 in the second quarter of 2005.

The FHLB of Boston amended its dividend schedule and deferred the declaration of its normal quarterly dividend. As a result, the Bank was not able to recognize income related to its investment for the second quarter of 2006. The dividend recorded in first quarter of 2006 was $211,000 before taxes.

Total commercial loans outstanding reached $486.1 million, up a strong 10.9 percent from $438.3 million as of December 31, 2005.

Consumer loans outstanding rose to $222.2 million at the end of the second quarter of 2006. This marks a 7.6 percent increase over the $206.5 million reported at December 31, 2005.

The bank’s total deposits were $992.5 million for the second quarter of 2006, up $11.5 million from $981.0 million at the end of 2005.

“We are delighted our commercial lending efforts built our portfolio by better than $44 million this quarter,” said Merrill W. Sherman, president and chief executive officer. “The changes we have made over the past six months are clearly being well-received in the marketplace,” she added.

Sherman also noted, “Deposits rebounded nicely during the quarter, but the margin remains under significant pressure.”

-more-

Bancorp Rhode Island, Inc. will host a conference call at 10:00 a.m. Eastern Time tomorrow (Wednesday, July 19) to discuss its second quarter earnings for 2006. The conference call can be accessed by dialing toll-free 800-231-5571.

Bancorp Rhode Island, Inc. is the parent company of Bank Rhode Island, a full-service, FDIC-insured, state-chartered financial institution. The bank, headquartered in Providence, has 16 branches located in Providence, Kent and Washington counties.

This release may contain "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the company's present expectations or beliefs concerning future events. The company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic conditions and changing competition which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's filings with the Securities and Exchange Commission.

BANCORP RHODE ISLAND, INC.

Selected Financial Highlights

	June 30, 2006	December 31, 2005
Balance Sheet Data:	(Dollars in thousands, except per share data)

Total Assets	$1,466,587	$1,442,279
Total Loans	996,838	950,806
Nonperforming Loans	3,387	415
Allowance for Loan Losses	12,462	12,168
Allowance for Nonperforming Loans	367.94%	2932.05%
Allowance to Total Loans	1.25%	1.28%
Total Deposits	992,511	980,969
Total Shareholders’ Equity	104,579	104,832

Book Value Per Share	$21.92	$22.21
Tangible Book Value Per Share	$19.55	$19.83

	Quarter Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
(Dollars in millions)

Average Balance Sheet Data:

Average Total Assets	$1,447	$1,337	$1,442	$1,296
Average Total Loans	972	913	964	899
Average Total Interest-bearing Liabilities	1,147	1,056	1,144	1,028
Average Total Equity	105	98	105	89

	Quarter Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
(Dollars in thousands, except per share data)

Income Statement Data:

Interest Income	$19,762	$17,068	$39,157	$32,813
Interest Expense	9,433	6,298	17,778	11,672
Net Interest Income	10,329	10,770	21,379	21,141
Provision of Loan Losses	440	354	740	654
Noninterest Income	2,815	2,445	5,120	4,520
Noninterest Expense	9,720	9,125	20,511	17,637
Income Before Taxes	2,984	3,736	5,248	7,370
Income Taxes	978	1,276	1,717	2,503
Net Income	$2,006	$2,460	$3,531	$4,867

Data Per Common Share:

Earnings Per Common Share – Basic	$0.42	$0.55	$0.74	$1.14
Earnings Per Common Share – Diluted	$0.41	$0.52	$0.72	$1.08
Average Common Shares Outstanding – Basic	4,763,667	4,508,165	4,755,005	4,258,815
Average Common Shares Outstanding - Diluted	4,905,424	4,737,503	4,896,086	4,497,435

Selected Operating Ratios:

Net Interest Margin	3.01%	3.40%	3.13%	3.46%
Return on Assets	0.56%	0.74%	0.50%	0.76%
Return on Equity	7.69%	10.09%	6.79%	11.09%
Efficiency Ratio(1)	73.95%	69.05%	77.40%	68.73%

_________________________

(1) Calculated by dividing total noninterest expenses by net interest income plus noninterest income.

BANCORP RHODE ISLAND, INC.

Consolidated Balance Sheets

	June 30, 2006	December 31, 2005
	(In thousands)
ASSETS:
Cash and due from banks	$31,497	$30,177
Overnight investments	5,349	10,370
Total cash and cash equivalents	36,846	40,547
Investment securities available for sale (amortized cost of $160,243 and $153,328 at June 30, 2005 and December 31, 2005, respectively)	156,896	150,959
Mortgage-backed securities available for sale (amortized cost of $214,178 and $237,449 at June 30, 2006 and December 31, 2005, respectively)	206,812	234,858
Total available for sale securities	363,708	385,817
Stock in Federal Home Loan Bank of Boston	16,530	16,062
Loans and leases receivable:
Commercial loans and leases	486,147	438,309
Residential mortgage loans	288,489	306,016
Consumer and other loans	222,202	206,481
Total loans and leases receivable	996,838	950,806
Less allowance for loan and lease losses	(12,462)	(12,168)
Net loans and leases receivable	984,376	938,638
Premises and equipment, net	15,496	14,858
Goodwill	11,317	11,234
Accrued interest receivable	6,871	6,965
Investment in bank-owned life insurance	20,737	18,824
Prepaid expenses and other assets	10,706	9,334
Total assets	$1,466,587	$1,442,279
LIABILITIES:
Deposits:
Demand deposit accounts	$185,050	$185,089
NOW accounts	87,400	89,594
Money market accounts	7,952	12,122
Savings accounts	351,702	341,115
Certificate of deposit accounts	360,407	353,049
Total deposits	992,511	980,969
Overnight and short-term borrowings	43,120	26,238
Wholesale repurchase agreements	20,000	20,000
Federal Home Loan Bank of Boston borrowings	277,512	279,973
Subordinated deferrable interest debentures	18,558	18,558
Other liabilities	10,307	11,709
Total liabilities	1,362,008	1,337,447
SHAREHOLDERS’ EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
Issued and outstanding: none	--	--
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
Issued and outstanding 4,770,221 shares and 4,719,126 shares, respectively	48	47
Additional paid-in capital	67,150	65,768
Retained earnings	44,345	42,241
Accumulated other comprehensive (loss) income, net	(6,964)	(3,224)
Total shareholders’ equity	104,579	104,832
Total liabilities and shareholders’ equity	$1,466,587	$1,442,279

BANCORP RHODE ISLAND, INC.

Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
(In thousands, except per share data)

Interest and dividend income:
Commercial loans and leases	$8,280	$6,806	$15,965	$13,176
Residential mortgage loans	3,897	4,026	7,979	7,995
Consumer and other loans	3,291	2,371	6,353	4,557
Mortgage-backed securities	2,523	2,294	5,177	4,091
Investment securities	1,724	1,373	3,395	2,610
Overnight investments	47	44	77	100
Federal Home Loan Bank of Boston stock dividends	--	154	211	284
Total interest and dividend income	19,762	17,068	39,157	32,813
Interest expense:
NOW accounts	91	154	194	331
Money market accounts	38	58	76	113
Savings accounts	1,802	1,072	3,179	2,084
Certificate of deposit accounts	3,338	2,077	6,306	3,799
Overnight and short-term borrowings	498	133	813	248
Wholesale repurchase agreements	223	92	412	100
Federal Home Loan Bank of Boston borrowings	3,081	2,399	6,088	4,387
Subordinated deferrable interest debentures	362	313	710	610
Total interest expense	9,433	6,298	17,778	11,672
Net interest income	10,329	10,770	21,379	21,141
Provision for loan and lease losses	440	354	740	654
Net interest income after provision for loan and lease losses	9,889	10,416	20,639	20,487
Noninterest income:
Service charges on deposit accounts	1,262	1,152	2,449	2,235
Commissions on nondeposit investment products	251	198	563	398
Loan related fees	274	156	418	439
Income from bank-owned life insurance	195	168	374	340
Commissions on loans originated for others	29	62	52	86
Gain (loss) on sale of mortgage-backed securities	--	104	--	96
Other income	804	605	1,264	926
Total noninterest income	2,815	2,445	5,120	4,520

Noninterest expense:
Salaries and employee benefits	5,201	4,848	10,708	9,471
Occupancy	873	771	1,746	1,503
Data processing	742	745	1,479	1,497
Marketing	619	469	959	790
Professional services	513	523	929	1,011
Equipment	362	410	741	809
Loan servicing	208	239	406	466
Loan workout and other real estate owned expense	16	23	159	34
Loss on note receivable	--	--	868	--
Other expenses	1,186	1,097	2,516	2,056
Total noninterest expense	9,720	9,125	20,511	17,637
Income before income taxes	2,984	3,736	5,248	7,370
Income tax expense	978	1,276	1,717	2,503
Net income	$2,006	$2,460	$3,531	$4,867
Per share data:
Basic earnings per common share	$0.42	$0.55	$0.74	$1.14
Diluted earnings per common share	$0.41	$0.52	$0.72	$1.08

BANCORP RHODE ISLAND, INC.

Consolidated Statements of Operations

Average common shares outstanding – basic	4,763,667	4,508,165	4,755,005	4,258,815
Average common shares outstanding – diluted	4,905,424	4,737,503	4,896,086	4,497,435